UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): May 12, 2014

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	000-27465	26-1469061
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2802 North Howard Avenue
Tampa, Florida 33607
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (813) 920 - 9435

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On May 12, 2014, Christopher J. Floyd, Innovative Software Technologies, Inc.’s (the “Company”) Chief Financial Officer, Treasurer and Secretary gave notice to the Company of his resignation, effective May 12, 2014.  Mr. Floyd is resigning to pursue another career opportunity.  The duties of the Principal Accounting Officer will be performed on an interim basis by various Company personnel under the supervision of Peter M. Peterson, Chief Executive Officer, until the Company appoints a new Principal Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

Date: May 12, 2014	By:	/s/ Peter M. Peterson
Name: Peter M. Peterson
Title: Chief Executive Officer